UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2014

RCS Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (866) 904-2988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
RCS Capital Corporation (the “Company”) is filing this Current Report on Form 8-K to recast its financial statements for the year ended December 31, 2013, which were filed as part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) filed with the Securities and Exchange Commission (“SEC”) on February 28, 2014, to include certain prior period amounts for the year ended December 31, 2013 to include First Allied Holdings Inc. (“First Allied”) as if acquired by the Company on the date that First Allied was acquired by RCAP Holdings, LLC (“RCAP Holdings”), the Company’s controlling stockholder. As further explained below, when there is a reorganization of entities under common control, prior financial statements are retrospectively adjusted in a manner similar to a pooling of interests.
On June 30, 2014, the Company acquired First Allied from RCAP Holdings. From September 25, 2013, the date that RCAP Holdings acquired First Allied through an agreement and plan of merger, the Company and First Allied were considered to be entities under common control because RCAP Holdings controlled both entities through the ownership of shares of common stock. The Company began to include First Allied in its financial statements with the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 with the SEC on August 14, 2014.
Except for the changes to the financial statements to the year ended December 31, 2013 to include First Allied and changes required to update Note 18 (Subsequent Events) and related changes to other Notes, this Current Report on Form 8-K does not reflect any subsequent information, activities or events, other than the retrospective adjustments made in a manner similar to the pooling of interests basis of accounting described above. Without limitation to the foregoing, this Current Report on Form 8-K does not reflect events occurring after the Company filed the 2013 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information may be included in the Company’s other filings with the SEC from time to time. This Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K, and the Company’s other filings with the SEC.
The recast financial information contained in the Items noted above is presented in Exhibit 99.1 to this Current Report on Form 8-K. The Company has presented such financial information in XBRL format, as attached as Exhibit 101 to this Current Report on Form 8-K.
The consent of the Corporation’s independent public accounting firm, WeiserMazars LLP, to the inclusion of its audit report in Exhibit 99.1 to this Current Report on Form 8-K, is attached hereto as Exhibit 23.1.
Unaudited Pro Forma Consolidated Statement of Financial Condition as of June 30, 2014 and Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014 and for the Year Ended December 31, 2013 of RCS Capital Corporation reflecting the recast financial information contained in the Items noted above is presented in Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of WeiserMazars LLP
23.2	Consent of BDO USA LLP
99.1
Revisions to 2013 Consolidated Financial Statements as of and for the years ended December 31, 2013 and 2012 and 2011 (revised solely to present operations described in this Current Report on Form 8-K)

99.2
Unaudited Pro Forma Consolidated Statement of Financial Condition as of June 30, 2014 and Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014 and for the Year Ended December 31, 2013

101
Consolidated Financial Statements from the 2013 Form 10-K, formatted in XBRL: (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Operations and Comprehensive Loss; (iii) the Consolidated Statements of Changes in Equity; (iv) the Consolidated Statements of Cash Flows; and (v) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RCS Capital Corporation

Date:	September 29, 2014	By:	/s/ EDWARD M. WEIL, JR.
Edward M. Weil, Jr.
Chief Executive Officer and Director